UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

Easy.com, Inc.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

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No fee required

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Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________

2.

Aggregate number of securities to which transaction applies:

_________________________________________

3.

Per unit price or other underlying value of transaction computed pursuant to

Exchange Act Rule 0-11

_________________________________________

4.

Proposed maximum aggregate value of transaction

_________________________________________

5.

Total fee paid

_________________________________________

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Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

EASY.COM, INC.

14 PICO CRESCENT
THORNHILL, ONTARIO L4J 8P4

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

The purpose of this letter is to inform you that holders of shares representing a majority of our voting power have given our board of directors the authority to amend the articles of incorporation to change the name of the corporation to Royal Spring Water, Inc.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Because the written consent of holders of a majority of our voting power satisfies all applicable shareholder voting requirements, we are not asking you for a proxy; please do not send us one.

The accompanying information statement is for information purposes only. Please read it carefully.

February 9, 2006

By Order of the Board of Directors

/s/ Harel Goldstein

Harel Goldstein

President

EASY.COM, INC.

14 PICO CRESCENT
THORNHILL, ONTARIO L4J 8P4

INFORMATION STATEMENT

February 9, 2006

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about February 10, 2006, to the shareholders of record of Easy.com, Inc. at the close of business on February 9, 2006. This information statement is being sent to you for information purposes only. No action is requested or required on your part. This information statement constitutes notice to our shareholders of corporate action by shareholders without a meeting, as required by the Nevada General Corporation Law.

This information statement is being furnished to you to inform you that holders of shares representing a majority of the voting power of shares of our common stock  have adopted, by written consent, resolutions authorizing us to change the articles of incorporation changing the name to Royal Spring Water, Inc..

Our company will bear the expenses relating to this information statement, including expenses in connection with preparing and mailing this information statement and all documents that now accompany or may in the future supplement it. We contemplate that brokerage houses, custodians, nominees, and fiduciaries will forward this information statement to the beneficial owners of our common stock held of record by these persons and we will reimburse them for their reasonable expenses incurred in this process.

Only one information statement is being delivered to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a shareholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices. If multiple shareholders sharing an address have received one copy of this information statement and would prefer us to mail each shareholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to shareholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

VOTING SECURITIES

As of the close of business on February 9, 2006, we had 50,000,000 shares of common stock authorized, of which 30,072,000 shares were outstanding, and 5,000,000 shares of preferred stock authorized, of which there were no shares issued and outstanding .

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as shareholders, none of our officers, directors, or any of their respective affiliates has any interest in changing the name except to better reflect the business of the Company.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the SEC relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, N.W., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

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As we have obtained the requisite shareholder vote for changing our name, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This information statement is for informational purposes only. Please read this information statement carefully.

EXHIBIT A

ACTION BY WRITTEN CONSENT

OF THE BOARD OF DIRECTORS

OF

EASY.COM, INC.

A Nevada Corporation

_____________________________________________________________________________

The undersigned, being all of the directors of EASY.COM, INC., a Nevada corporation (the Corporation), hereby take the following action by written consent in lieu of a meeting pursuant to and in accordance with the provisions of Nevada Revised Statutes 78.315.

RESOLVED, that the name of this Corporation be changed to Royal Spring Water, Inc.; and it is

FURTHER RESOLVED, that the Articles of Incorporation of this Corporation be amended by revising ARTICLE FIRST of such Articles in its entirety to read as follows: AThe name of this Corporation is Royal Spring Water, Inc; and it is

FURTHER RESOLVED, that, subject to the approval of a majority of the outstanding shares of common stock of this Corporation the officers of this Corporation be and they hereby are authorized and empowered to prepare, execute and file with the Secretary of State of Nevada an amendment to the Articles of Incorporation of this Corporation consistent with the previous resolution; and it is

FURTHER RESOLVED, that the officers of this Corporation be and they hereby are authorized and empowered to take such other and further action and to file such documents as may be necessary to change the name of this Corporation to Royal Spring Water, Inc. including but not limited to filing of a report on Form 8-K under the Securities Exchange Act of 1934 with the Securities and Exchange Commission notifying NASD, obtaining a new CUSIP number for the shares of common stock of this Corporation and such other and further actions as may be deemed necessary and appropriate by such officers.

IN WITNESS WHEREOF, the undersigned being all the directors of EASY.COM, INC. have executed this Action By Written Consent this 7th  day of February, 2006.

___S/S___________________________

HAREL GOLDSTEIN

___S/S___________________________

ALEX HAZAN

___S/S___________________________

ISAAC BEN HAMOU

EXHIBIT B

ACTION BY WRITTEN CONSENT

OF THE HOLDERS OF A MAJORITY

OF THE OUTSTANDING SHARES OF COMMON STOCK

OF

EASY.COM, INC.

A Nevada Corporation

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The undersigned, being the holders of a majority of the outstanding shares of  EASY.COM, INC., a Nevada corporation (the Corporation), hereby take the following action by written consent in lieu of a meeting.

RESOLVED, that the name of this Corporation be changed to Royal Spring Water, Inc.; and it is

FURTHER RESOLVED, that subject to the compliance by this Corporation with the relevant provisions of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.  The officers of this Corporation be and they hereby are authorized and empowered to prepare, execute and file with the Secretary of State of Nevada a Certificate of Amendment to the Articles of Incorporation of this Corporation amending ARTICLE FIRST to read as follows: AThe name of this Corporation is Royal Spring Water, Inc.@; and it is

FURTHER RESOLVED, that the officers of this Corporation be and they hereby are authorized and empowered to take such other and further action and execute such documents as may be necessary and appropriate to effectuate the previous resolutions.

IN WITNESS WHEREOF, the undersigned, being all the holders in the aggregate of a majority of the outstanding shares of common stock of EASY.COM, INC. have executed this Action By Written Consent (which Action By Written Consent may be executed in counterpart documents all of which shall constitute one and the same document) as of the dates set forth below.

Name of Shareholder

Number of Shares

Signature

Date

Alex Hazan

1,489,432

____S/S_______________

__________

Mordehai Hazan

1,489,428

____S/S________________

__________

Suzan Hazan

1,489,428

____S/S________________

__________

Patricia Hazan

1,489,428

____S/S________________

__________

On Hazan

1,489,428

____S/S________________

__________

Isaac Ben Hamou

1,489,428

____S/S________________

__________

Carole Goldstein

1,489,428

____S/S_______________

__________

Al Sapienza

1,489,428

____S/S________________

__________

Irit Freiman

1,489,428

____S/S________________

__________

Vartan Youssefian

1,450,000

____S/S________________

__________

Harel Goldstein

1,489,432

____S/S________________

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